UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-4915

DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)      (Zip code)

Nathan I. Partain	Lawrence R. Hamilton
DNP Select Income Fund Inc.	Mayer Brown LLP
200 S. Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR for the period ended December 31, 2010, originally filed with the Securities and Exchange Commission on March 3, 2011 (Accession Number 0000891092-11-001506), to correct the percentages shown in the two “pie charts” on page 9 of the annual report to stockholders in Item 1 of the Form N-CSR. Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders follows.

DNP Select Income Fund Inc.
Annual Report December 31, 2010

Fund Distributions and Managed Distribution Plan: Your Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

To the extent that the Fund uses capital gains and/or returns of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

The Fund distributed more than its income and capital gains during the year 2010; therefore, a portion of your distribution was a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. In early 2011, you received a Form 1099-DIV for the calendar year 2010 that tells you how to report these distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website http://www.dnpselectincome.com, and discussed in the section of management’s letter captioned “About Your Fund’s Distribution Policy”.

February 22, 2011

Dear Fellow Shareholders:

Performance Review: Consistent with its primary objective of current income and its Managed Distribution Plan, the Fund declared twelve monthly distributions of 6.5 cents per share of common stock during 2010. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 8.53% of the December 31, 2010, closing price of $9.14 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund’s Distribution Policy” for important information about the Fund’s distributions and Managed Distribution Plan.

Your Fund had a total return (distributions plus change in market price) of 11.4% for the year ended December 31, 2010, outperforming the 6.4% return of the composite of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P 500 Utilities Index – a stock-only index – had a total return of 5.4%.

On a longer-term basis, as of December 31, 2010, your Fund had a five-year cumulative total return of 35.4%, above that of the 27.8% return of the composite of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P 500 Utilities Index had a total return during that period of 21.0%. It is important to note that the composite index includes no fees or expenses.

The table below compares the performance of your Fund to various market benchmarks.

	Cumulative Total Return*
For the period indicated	DNP Select Income Fund Inc.		Composite	S&P	Barclays Capital
through December 31, 2010	Market	NAV	Index	Utilities Index	Utility Bond Index

One year	11.4%	15.7%	6.4%	5.4%	9.2%

Five years	35.4%	44.2%	27.8%	21.0%	40.4%

*

Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P 500 Utilities Index and Barclays Capital Utility Bond Index were obtained from Bloomberg L.P. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

Outlooks: In November 2010 the International Energy Agency (IEA) released its Energy Outlook 2010. The Energy Outlook is an annual presentation of the IEA’s projections regarding energy demand, production, and investment regionally and globally out to the year 2050. It includes scenarios that anticipate future actions proposed by governments to meet the commitments they have made, but have not implemented, to address climate change and growing energy security concerns.

The Energy Outlook contains a wealth of interesting energy data points and intriguing speculations regarding the future. According to the IEA:

  Nearly 70% of global electricity is generated from fossil fuels, with coal being 42%, gas 21%, hydro 16%, nuclear 14%, oil 6%, and non-hydro-renewables 2%;

  Transportation accounts for about one quarter of global energy use, and transport energy use is projected to increase by nearly 50% by 2030 and by more than 80% by 2050;

  Industry accounts for approximately one-third of global final energy use;

  Information and communication technologies and consumer electronics now account for 15% of global residential electricity consumption and it is estimated that energy use by those devices will double by 2022 and increase threefold by 2030;

  The world’s car fleet is expected to triple by 2050 with 80% of this growth occurring in developing economies;

  Beginning in 2007, Russia became the largest single exporter of natural gas, accounting for over 20% of global exports;

  China and India will account for 45% of the increase in global primary energy demand by 2030, with both countries more than doubling their energy use over that period; and

  If IEA recommendations to phase out incandescent light bulbs were implemented globally by 2012, the electricity savings would be equivalent to the output of 80 nuclear plants.

The Paris based IEA was created in 1974 as the result of the 1973 oil crisis, with a mandate of serving as an information resource about the international energy sectors and to coordinate crisis response in times of energy supply emergencies. IEA member countries, which are also members of the Organization for Economic Cooperation and Development (OECD), are required to hold oil stocks equivalent to at least 90 days of net oil imports and stand ready to take effective cooperative measures to meet any oil supply emergency. These measures include stock draw-downs and coordinated demand management. As an example of crisis response, when oil production and refining infrastructure in the Gulf of Mexico was destroyed by Hurricane Katrina in 2005, the IEA made 60 million barrels of emergency oil available to the market.

Over time, the scope of IEA concerns has expanded. Since electricity generation in the OECD countries, including the United States, has increased fourfold since 1960, while at the same time substantial new generating capacity will be required in the future, the IEA has broadened its focus beyond power fuel sources to the long-term global environmental aspects of electricity generation. That expansion of scope has opened the IEA to new challenges, and some criticisms. Long term forecasts are inherently unreliable. For example, the IEA predicted in 1998 that global wind electricity generation would total about 47 gigawatts by 2020. That level was actually achieved in 2004. A misestimation of that magnitude leads one to question the entire forecast output of a model.

Nonetheless, we believe that a global forum for energy and environmental issues is beneficial, particularly in providing a global perspective on the utilities industry. Your Fund managers can invest up to 20% of the portfolio in foreign utilities, so we seek to take advantage of as many global information resources as possible. (Fund holdings currently are well below the 20% limit.) In the United States, by contrast, domestic energy policies are critical to domestic economic conditions, and the speed with which energy and environmental policy measures are instituted hinges mostly on non-global domestic concerns. Currently, the United States does not have a long-term model of the energy sectors, nor does it have a well defined energy and environmental policy. Environmental issues have been so contentious that the U.S. Congress has not yet been able to pass legislation regarding green house gas emissions, for example.

It is the responsibility of the Fund’s analysts and portfolio managers to consider the possible effects that both global and domestic policy initiatives could have on the universe of investments available to the Fund. Each year, at the February meeting of the Fund’s Board of Directors, the Fund’s analysts make a presentation to the Board regarding utility industry trends and outlooks. A review of specific issues highlighted in those presentations will appear in our next quarterly letter to you.

Board of Directors Meeting: At the regular February 2011 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date

6.5	March 31	April 11
6.5	April 29	May 10
6.5	May 31	June 10

About Your Fund’s Distribution Policy: At the February 2008 Board of Directors meeting, the Board reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in February 2011. The MDP is described in a Question and Answer format on your Fund’s web site: http://www.dnpselectincome.com.

From 2004 to 2008 and in 2010, the Fund made use of realized gains offset by tax loss carryforwards to supplement its investment income. When the Fund utilizes tax loss carryforwards, distributions to shareholders derived from realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code. In the absence of tax loss carryforwards, some of the Fund’s monthly distributions could be made from either realized gains and treated as taxable gains rather than ordinary income, or return of capital and not taxed. Shareholders are required to reduce the cost basis of their shares by the amount of the return of capital so that, when the shares are ultimately sold, they will have properly accounted for the return of capital. In 2009 and 2010 there was a return of capital.

About Your Fund—Leverage: Fund management reports quarterly to the Board about the composition of the Fund’s leverage and its contribution to the income available for distribution to common shareholders. As of December 31, 2010 the Fund’s leverage consisted of $200 million of Remarketed Preferred Stock (RP), $200 million of Auction Preferred Stock (APS), and $600 million of debt. On that date the total amount of leverage represented approximately 37% of the Fund’s total assets.

The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. Currently and historically, the term structure of interest rates is upward sloping (longer-term rates are higher than shorter-term rates). As a result, leverage is currently making a significant contribution to the earnings of the Fund. The use of leverage also can make the Fund’s share price more volatile than it would be otherwise.

Early in 2008, disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of all closed-end funds’ preferred shares, including the preferred shares of your Fund. After reviewing options for resolving preferred share illiquidity, in March 2009 management arranged a $1 billion credit facility with a commercial bank. Subsequently, the Fund utilized the credit facility to redeem $300 million of RP and $300 million of APS.

Fund management is continuing to pursue the goal of ultimately redeeming the preferred stock that remains outstanding in a manner that is consistent with the interests of all shareholders, is long-term oriented, and would not lead to restrictions in the Fund’s investment process or reduce the pool of investment alternatives. The Fund is limited in its ability to use debt to refinance all of its outstanding preferred stock because of the asset coverage requirements of the Investment Company Act of 1940 and related Securities and Exchange Commission (“SEC”) rules, and by guidelines established by the rating agencies as a condition of maintaining the AAA rating of the preferred stock. Accordingly, the exact timing of any share redemptions is uncertain, and it is unlikely that all of the Fund’s outstanding preferred stock will be retired in the near future. The Fund will announce any redemption through press releases and postings to its website.

Please see the Fund’s quarterly shareholder letter included in the Form N-Q filed with the SEC on November 8, 2010 for a discussion of certain changes S&P has recently proposed for public comment regarding its methodology for rating certain securities, including the preferred stock of closed-end investment companies like the Fund.

Automatic Distribution Reinvestment Plan and Direct Deposit Service—The Fund has a distribution reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through BNY Mellon Shareowner Services. For more information and/or an authorization form on automatic distribution reinvestment or direct deposit, please contact BNY Mellon Shareowner Services (1-877-381-2537 or http://stock.bankofny.com). Information on these services is also available on the Fund’s website at the address noted below.

Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, http://www.dnpselectincome.com.

We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Nathan I. Partain, CFA
Director, President, and Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
of DNP Select Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of DNP Select Income Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2010, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DNP Select Income Fund Inc. at December 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 22, 2011

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS
December 31, 2010

COMMON STOCKS—108.7%

Shares	Description	Value (Note 1)
	■ ELECTRIC, GAS AND WATER—83.7%
500,000	AGL Resources Inc.	$17,925,000
1,500,000	Alliant Energy Corp.	55,155,000
1,000,000	Atmos Energy Corp.(a)(b)	31,200,000
2,500,000	CMS Energy Corp.	46,500,000
3,071,300	CenterPoint Energy
	Inc.(a)(b)	48,280,836
1,100,000	DPL Inc.	28,281,000
1,400,000	Dominion Resources,
	Inc.(a)(b)	59,808,000
800,000	Enbridge Inc. (Canada)	45,120,000
850,000	Entergy Corp.(a)(b)	60,205,500
1,185,000	FirstEnergy Corp.(a)(b)	43,868,700
500,000	Great Plains Energy Inc.	9,695,000
188,673	National Grid PLC ADR
	(United Kingdom)	8,373,308
675,714	National Grid PLC
	(United Kingdom)	5,850,365
1,505,000	NextEra Energy,
	Inc.(a)(b)	78,244,950
2,000,000	Northeast Utilities
	Inc.(a)(b)	63,760,000
800,000	Northwest Natural Gas
	Co.(a)(b)	37,176,000
1,237,200	NSTAR(a)(b)	52,197,468
3,000,000	NV Energy, Inc.	42,150,000
800,000	ONEOK, Inc.	44,376,000
2,000,000	Pepco Holdings Inc.	36,500,000
1,000,000	Piedmont Natural Gas Co.	27,960,000
1,500,000	Pinnacle West Capital
	Corp.(a)(b)	62,175,000
1,296,700	Progress Energy Inc.(a)(b)	56,380,516
1,800,000	Public Service Enterprise
	Group Inc.(a)(b)	57,258,000
1,000,000	Sempra Energy(a)(b)	52,480,000
1,500,000	Southern Co.(a)(b)	57,345,000
1,015,000	Spectra Energy Corp.	25,364,850
3,000,000	TECO Energy Inc.(a)(b)	53,400,000
1,000,000	TransCanada Corp.
	(Canada)(a)	38,040,000
1,500,000	Vectren Corp.(a)(b)	38,070,000
1,000,000	WGL Holdings Inc.	35,770,000
1,750,000	Westar Energy Inc.	44,030,000
1,000,000	The Williams Companies,
	Inc.	24,720,000
700,000	Wisconsin Energy Corp.	41,202,000
3,000,000	Xcel Energy Inc.(a)(b)	70,650,000

		1,499,512,493
	■ TELECOMMUNICATION—25.0%
2,508,260	AT&T Inc.(a)(b)	73,692,679
1,200,000	CenturyLink Inc.(a)(b)	55,404,000
1,000,000	France Telecom SA
	(France)	20,921,484
3,518,491	Frontier Communications
	Corp.(a)(b)	34,234,917
998,000	SES (Luxembourg)	23,851,928
68,400	Swisscom AG
	(Switzerland)	30,167,621
8,400,000	Telstra Corp. Ltd.
	(Australia)	24,023,076
757,900	Telus Corp. (Canada)	34,689,571
2,160,028	Verizon Communications
	Inc.(a)(b)	77,285,802
1,121,640	Vodafone Group PLC ADR
	(United Kingdom)	29,644,945
3,128,360	Windstream Corp.	43,609,338

		447,525,361

	Total Common Stocks
	(Cost—$1,754,777,543)	1,947,037,854

PREFERRED STOCKS—8.0%

	■ UTILITY—1.2%
220,000	Southern California Edison
	6 1/8% Perpetual	21,903,750

		21,903,750
	■ NON-UTILITY—6.8%
710,432	AMB Property Corp.
	7% Series O Perpetual	17,590,296
650,000	Duke Realty Corp.
	6.95% Series M Perpetual	15,522,000
605,000	Kimco Realty Corp.
	7 3/4% Series G Perpetual	15,972,000

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2010

Shares	Description	Value (Note 1)

900,000	Public Storage Inc.
	7 1/4% Series I Perpetual	$22,779,000
600,000	Realty Income Corp.
	7 3/8% Series D
	Perpetual(a)	15,426,000
660,000	UDR, Inc.
	6 3/4% Series G Perpetual	16,275,600
200,000	Vornado Realty Trust
	7% Series E Perpetual	4,940,000
234,900	Vornado Realty Trust
	6 5/8% Series G Perpetual	5,449,680
350,000	Vornado Realty Trust
	6 5/8% Series I Perpetual	8,274,000

		122,228,576

	Total Preferred Stocks
	(Cost—$144,060,989)	144,132,326

BONDS—36.4%

		Value
Par Value	Description	(Note 1)

	■ ELECTRIC, GAS AND WATER—23.3%
$10,000,000	AGL Capital Corp.
	7 1/8%, due 1/14/11(a)(b)	$10,013,990
15,000,000	American Water
	Capital Corp.
	6.085%, due 10/15/17	16,826,895
22,000,000	Arizona Public Service Co.
	6 7/8%, due 8/01/36(a)	24,342,142
5,000,000	Atmos Energy Corp.
	7 3/8%, due 5/15/11	5,113,240
8,950,000	Atmos Energy Corp.
	8 1/2%, due 3/15/19	11,203,216
11,000,000	Cleveland Electric
	Illuminating Co.
	8 7/8%, due 11/15/18(a)	13,985,796
6,750,000	Commonwealth
	6.95%, due 7/15/18	7,633,595
24,000,000	Dominion Resources
	Capital Trust I
	7.83%, due 12/01/27(a)	24,303,120
10,000,000	DPL Capital Trust II
	8 1/8%, due 9/01/31	10,232,500
5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	4,959,270
20,000,000	Entergy Texas Inc.
	7 1/8%, due 2/01/19(a)	23,294,580
12,826,000	EQT Corp.
	8 1/8%, due 6/01/19	14,923,128
14,376,000	Exelon Generation
	Co. LLC
	6.20%, due 10/01/17	16,089,260
15,060,000	FPL Group Capital Inc.
	7 7/8%, due 12/15/15	18,155,523
10,000,000	Georgia Power Co.
	5.70%, due 6/01/17	11,293,290
10,242,000	Indiana Michigan
	Power Co.
	6 3/8%, due 11/01/12	11,055,266
8,030,000	Kinder Morgan
	6.85%, due 2/15/20	9,200,646
5,000,000	Metropolitan Edison Co.
	7.70%, due 1/15/19	5,955,395
10,000,000	National Fuel Gas Co.
	8 3/4%, due 5/01/19(a)	12,100,430
15,200,000	National Rural Utilities
	Cooperative Finance Corp.
	7 1/4%, due 3/01/12	16,294,339
6,325,000	Nevada Power Co.
	6 1/2%, due 4/15/12	6,726,252
15,123,000	Oncor Electric Delivery
	Co. LLC
	6 3/8%, due 5/01/12	16,101,141
11,000,000	ONEOK, Inc.
	6%, due 6/15/35	10,655,909
4,500,000	ONEOK Partners, LP
	6.15%, due 10/01/16	5,057,384
5,000,000	PPL Energy Supply LLC
	6 1/2%, due 5/01/18	5,567,105
9,101,000	PSEG Power LLC
	7 3/4%, due 4/15/11	9,277,587
14,000,000	Progress Energy Inc.
	7.05%, due 3/15/19	16,609,684

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2010

Par Value	Description	Value (Note 1)

$25,000,000	Reliant Energy
	Resources Corp.
	7 3/4%, due 2/15/11(a)	$25,187,375
9,712,000	Sempra Energy
	6 1/2%, due 6/01/16	11,274,758
6,488,000	Southern Union Co.
	7.60%, due 2/01/24	6,930,572
8,850,000	Southern Union Co.
	8 1/4%, due 11/15/29	9,558,885
2,615,000	Spectra Energy
	6 3/4%, due 7/15/18	2,885,885
9,140,000	TransCanada PipeLines
	Ltd. (Canada)
	7 1/8%, due 1/15/19(a)	11,188,046
11,380,000	Williams Partners, LP
	7 1/4%, due 2/01/17	13,229,466

		417,225,670
	■ TELECOMMUNICATION—11.7%
10,000,000	AT&T Wireless Services Inc.
	8 1/8%, due 5/01/12	10,923,840
10,000,000	Alltel Corp.
	7%, due 7/01/12	10,850,530
10,000,000	BellSouth Capital
	Funding Corp.
	7 7/8%, due 2/15/30(a)(b)	12,048,600
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28(a)	14,452,980
8,900,000	Comcast Corp.
	7.05%, due 3/15/33	10,167,235
15,000,000	Koninklijke KPN NV
	(Netherlands)
	8 3/8%, due 10/01/30(a)	19,500,810
10,311,000	Rogers Wireless Inc.
	(Canada)
	7 1/2%, due 3/15/15	12,233,218
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	12,308,890
5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	5,607,555
5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	6,288,914
32,000,000	Telecom Italia Capital (Italy)
	7.20%, due 7/18/36(a)(b)	30,049,984
5,000,000	Telefonica Europe BV
	(Spain) 8 1/4%, due 9/15/30	5,809,125
6,535,000	Telus Corp. (Canada)
	8%, due 6/01/11	6,713,209
23,304,000	Time Warner Cable Inc.
	7 1/2%, due 4/01/14	26,725,214
15,500,000	Verizon Global Funding
	Corp. 7 3/4%,
	due 12/01/30(a)(b)	19,228,633
5,000,000	Vodafone Group PLC
	(United Kingdom)
	7 7/8%, due 2/15/30	6,221,280

		209,130,017
	■ NON-UTILITY—1.4%
14,790,000	CPG Partners LP
	8 1/4%, due 2/01/11(a)(b)	14,858,064
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	10,469,600

		25,327,664

	Total Bonds
	(Cost—$626,662,262)	651,683,351

TOTAL INVESTMENTS—153.1% (Cost—$2,525,500,794)	2,742,853,531

BORROWINGS—(33.5%)	(600,000,000)

OTHER ASSETS LESS LIABILITIES—(8.4%)	(151,581,013)

AUCTION PREFERRED STOCK—(11.2%)	(200,000,000)

NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$1,791,272,518

(a)	All or a portion of this security has been segregated and made available for loan.

(b)	All or a portion of this security has been loaned.

The accompanying notes are an integral part of these financial statements.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at December 31, 2010.

	Level 1	Level 2

Common stocks	$1,947,037,854	—
Preferred stocks	144,132,326	—
Bonds	—	$651,683,351

Total	$2,091,170,180	$651,683,351

There were no significant transfers between level 1 and level 2 during the year ended December 31, 2010.

*	Percentages are based on total investments rather than total net assets applicable to common stock and include securities pledged as collateral for the Fund’s credit facility.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

ASSETS:
Investments at value (cost $2,525,500,794) including $593,411,590 of securities loaned	$2,742,853,531
Cash	51,190,104
Receivables:
Interest	12,419,675
Dividends	5,702,144
Securities lending income	1,618
Prepaid expenses	95,008

Total Assets	$2,812,262,080

LIABILITIES:
Due to Adviser (Note 2)	3,909,332
Due to Administrator (Note 2)	958,304
Borrowings (Note 7)	600,000,000
Dividends payable on common stock	15,520,489
Interest payable on remarketed preferred stock	11,918
Dividends payable on auction preferred stock	25,067
Accrued expenses	564,452
Remarketed preferred stock (2,000 shares issued and outstanding;
liquidation preference $100,000 per share)(Note 5)	200,000,000

Total Liabilities	820,989,562

Auction preferred stock (8,000 shares issued and outstanding;
liquidation preference $25,000 per share)(Note 5)	200,000,000

NET ASSETS APPLICABLE TO COMMON STOCK	$1,791,272,518

CAPITAL:
Common stock ($.001 par value; 300,000,000 shares authorized and
238,776,757 shares issued and outstanding)	$238,777
Paid-in surplus	1,675,585,419
Accumulated net realized loss on investments	(73,763,685)
Distributions in excess of net investment income	(28,203,433)
Net unrealized appreciation on investments and foreign
currency translation	217,415,440

Net assets applicable to common stock (equivalent to $7.50 per
share based on 238,776,757 shares outstanding)	$1,791,272,518

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF OPERATIONS
For the year ended December 31, 2010

INVESTMENT INCOME:
Dividends (less withholding tax of $1,467,959)	$102,693,080
Interest	37,064,502
Securities lending income, net	271,460

Total investment income	140,029,042

EXPENSES:
Management fees (Note 2)	14,959,349
Interest expense and fees (Note 7)	12,881,814
Administrative fees (Note 2)	3,725,157
Remarketed preferred stock interest expense (Note 5)	709,188
Shareholder reports and postage	1,335,500
Remarketing agent fees—remarketed preferred stock	304,165
Broker-dealer commissions—auction preferred stock	304,165
Directors’ fees (Note 2)	511,750
Professional fees	428,750
Transfer agent fees	465,400
Custodian fees	355,800
Other expenses	481,356

Total expenses	36,462,394

Net investment income	103,566,648

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	66,195,630
Net change in unrealized appreciation (depreciation) on investments
and foreign currency translation	76,663,715

Net realized and unrealized gain	142,859,345

DISTRIBUTIONS ON AUCTION PREFERRED STOCK FROM:
Net investment income (Note 5)	(3,060,378)

Total distributions	(3,060,378)

Net increase in net assets applicable to common stock resulting from operations	$243,365,615

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS:
Net investment income	$103,566,648	$106,626,542
Net realized gain (loss) on investments	66,195,630	(100,273,457)
Net change in unrealized appreciation (depreciation) on investments
and foreign currency translation	76,663,715	327,291,247
Distributions on auction preferred stock from net investment income	(3,060,378)	(4,567,203)

Net increase in net assets applicable to
common stock resulting from operations	243,365,615	329,077,129

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
From and in excess of net investment income (Note 4)	(157,862,424)	(124,991,307)
From return of capital (Note 4)	(27,221,564)	(57,345,712)

Total distributions to common stockholders	(185,083,988)	(182,337,019)

FROM CAPITAL STOCK TRANSACTIONS:
Shares issued to common stockholders from dividend reinvestment
of 3,308,284 shares and 2,684,918 shares, respectively	29,591,153	28,798,458
Offering cost incurred in the 2006 sale of shares of auction
preferred stock	—	(120,000)

Net increase in net assets derived from capital share transactions	29,591,153	28,678,458

Total increase	87,872,780	175,418,568

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of year	1,703,399,738	1,527,981,170

End of year (including distributions in excess of net investment
income of $28,203,433 and $44,909,916, respectively)	$1,791,272,518	$1,703,399,738

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF CASH FLOWS
For the year ended December 31, 2010

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Interest received	$48,189,879
Income dividends received	103,367,210
Long-term capital gains dividends received	986,346
Securities lending income, net	271,116
Interest paid on borrowings	(8,777,525)
Expenses paid including distributions on remarketed preferred stock	(30,661,181)
Purchase of investment securities	(523,911,697)
Proceeds from sale/redemption of investment securities	579,406,467

Net cash provided by operating activities		$168,870,615

Cash flows provided by (used in) financing activities:
Dividends paid	(184,868,949)
Proceeds from issuance of common stock under dividend
reinvestment plan	29,591,153

Net cash used in financing activities		(155,277,796)

Net increase in cash and cash equivalents		13,592,819
Cash and cash equivalents—beginning of year		37,597,285

Cash and cash equivalents—end of year		$51,190,104

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations		$243,365,615
Purchase of investment securities	(523,911,697)
Proceeds from sale/redemption of investment securities	579,406,467
Net realized gain on investments	(66,195,630)
Net change in unrealized appreciation (depreciation) on investments	(76,663,715)
Amortization of premiums and discounts on debt securities	10,503,209
Long-term capital gains dividends received	986,346
Decrease in interest receivable	622,167
Decrease in dividends receivable	674,130
Increase in accrued expenses	84,066
Increase in other receivable	(343)

Total adjustments		(74,495,000)

Net cash provided by operating activities		$168,870,615

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

     The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated:

	For the year ended December 31,
	2010	2009	2008	2007	2006
Net asset value:
Beginning of year	$7.23	$6.60	$10.19	$10.00	$8.51

Net investment income	0.54	0.50	0.45	0.48	0.47
Net realized gain (loss) and change in
unrealized appreciation/(depreciation)
on investments	0.52	0.93	(3.18)	0.61	1.89
Dividends on auction preferred stock from
net investment income	(0.01)	(0.02)	(0.06)	(0.12)	(0.07)
Dividends on auction preferred stock from net
realized gains on investment transactions	—	—	(0.02)	—	—

Total from investment operations applicable
to common stock	1.05	1.41	(2.81)	0.97	2.29
Dividends on common stock from and
in excess of net investment income	(0.67)	(0.54)	(0.53)	(0.78)	(0.78)
Dividends on common stock from net
realized gains on investment transactions	—	—	(0.25)	—	—
Return of capital	(0.11)	(0.24)	—	—	—

Total distributions	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Auction preferred stock offering costs	—	—	—	—	(0.02)

Net asset value:
End of year	$7.50	$7.23	$6.60	$10.19	$10.00

Per share market value:
End of year	$9.14	$8.95	$6.15	$10.59	$10.82
Ratio of expenses to average net assets
applicable to common stock	2.20%	2.49%	2.46%	2.26%	2.40%
Ratio of net investment income to average
net assets applicable to common stock	6.25%	7.14%	5.11%	4.43%	5.02%
Total investment return on market value (1)	11.35%	61.41%	(36.54%)	5.47%	12.50%
Net asset value total return (2)	15.65%	23.96%	(28.55%)	10.02%	28.11%
Portfolio turnover rate	19.82%	17.88%	15.38%	22.34%	29.60%
Net assets applicable to common stock,
end of year (000’s omitted)	$1,791,273	$1,703,400	$1,527,981	$2,331,774	$2,264,202

(1)

Total investment return assumes a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan.

(2)

Net asset value total return assumes a purchase of common stock at the net asset value on the first day and a sale at the current net asset value on the last day of each year shown in the table and assumes reinvestment of dividends at the net asset value on each valuation date for each dividend reinvested under the terms of the Fund’s dividend reinvestment plan.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2010

(1) SIGNIFICANT ACCOUNTING POLICIES:

     DNP SELECT INCOME FUND INC. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

     The following are the significant accounting policies of the Fund:

     (a) Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, which approximates fair value.

     (b) It is the Fund’s policy to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for Federal income or excise taxes is required. The Fund incurred net capital losses associated with certain securities during the period November 1 through December 31, 2010 of $7,874,412 which will be deferred for tax purposes and treated as if they were incurred on January 1, 2011. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss. At December 31, 2010, the Fund had tax capital loss carryforwards of $54,140,790 which will expire in 2017. These capital loss carryforwards will be reduced by future realized gains whether or not distributed. (See Note 4). At December 31, 2010, on a tax basis, the Fund had undistributed ordinary income of $0 and undistributed long term capital gains of $0 and based on a $2,549,895,236 tax cost of investments, gross unrealized appreciation of $264,308,100 and unrealized depreciation of $71,349,805. The difference between the book basis and tax basis of distributable earnings and cost of investments is primarily a result of tax deferral of wash sale losses, the accretion of market discount and amortization of premiums and alternative tax treatment of certain securities.

     Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended December 31, 2010 are subject to such review.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2010

     (c) Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Discounts and premiums on securities are amortized over the lives of the respective securities for financial reporting purposes. Discounts and premiums are not amortized for tax purposes.

     (d) Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     (e) The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (f) The Fund adopted Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed.

(2) MANAGEMENT ARRANGEMENTS:

     The Fund has engaged Duff & Phelps Investment Management Co. (the “Adviser”) to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, LLC (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the Average Weekly Managed Assets of the Fund up to $1.5 billion and .50% of Average Weekly Managed Assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .20% of Average Weekly Managed Assets up to $1 billion, and .10% of Average Weekly Managed Assets over $1 billion. For purposes of the foregoing calculations, “Average Weekly Managed Assets” is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage). The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the year ended December 31, 2010 were $511,750.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2010

(3) INDEMNIFICATIONS:

     Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

(4) DIVIDENDS:

     The Fund declares and pays monthly dividends on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a “Managed Distribution Plan”) consistent with the Fund’s primary investment objective of current income. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.065 per common share distribution level. The amount and timing of distributions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. Ordinary income distributions for federal income tax purposes include distributions from realized gains, until the Fund utilizes all of its tax capital loss carryforwards.

     The tax character of Fund distributions to common shareholders in 2010 and 2009 was comprised of the following components:

2010: Ordinary income — $157,862,424 and return of capital — $27,221,564
2009: Ordinary income — $124,991,307 and return of capital — $57,345,712

     Due to inherent differences in the recognition and distribution of income and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The reclassifications primarily relate to premium amortization. These reclassifications have no impact on the net asset value of the Fund. At December 31, 2010, the following reclassifications were recorded:

Paid-in Surplus	Accumulated net realized loss on investments	Distributions in excess of net investment income

$(46,679,397)	$(27,383,240)	$74,062,637

(5) PREFERRED STOCK:

     In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock (“RP”) in five series of 1,000 shares each at a public offering price of $100,000 per share. In 2006, the Fund issued 20,000 shares of Auction Preferred Stock (“APS”) in five series of 4,000 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the RP and APS were recorded as a reduction of paid-in surplus on common stock.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2010

     During the year ended December 31, 2009, the Fund redeemed $600,000,000 of its outstanding preferred shares. All shares of Series A, Series B and Series C of RP were redeemed at a redemption price of $100,000 per share plus accrued but unpaid dividends and all shares of Series M, Series T and Series W of APS were redeemed at a redemption price of $25,000 per share plus accrued but unpaid dividends.

     The 2,000 shares of RP outstanding on December 31, 2010 consist of two series, 1,000 shares each of Series D and Series E. The 8,000 shares of APS outstanding on December 31, 2010 consist of 4,000 shares each of Series TH and Series F.

     Dividends on the RP and APS are cumulative at a rate which was initially established for each series at the time of its initial offering. Since the initial offering of each series of RP and APS, the dividend rate on each series of RP has been reset every 49 days by a remarketing process and the dividend rate on each series of APS has been reset every seven days by an auction process. Beginning in mid-February 2008, the remarketings and auctions for the RP and APS have experienced successive failures as a result of general dislocations affecting the auction rate securities markets. A failed remarketing or auction occurs when there are more sellers of RP or APS than buyers. The result is that the current holders retain their shares, and the dividend rate for the next dividend period is automatically set to the maximum dividend rate permitted by the Fund’s charter. These maximum dividend rates ranged from 0.18% to 0.63% for the RP and 1.46% to 1.58% for the APS during the year ended December 31, 2010. A failed remarketing or auction is not an event of default for the Fund, but it is a liquidity problem for the holders of its preferred stock. It is impossible to predict how long this imbalance will last. A successful remarketing or auction of the Fund’s preferred stock may not occur for a long period of time, if ever. Even if the RP and APS markets become more liquid, the holders of the Fund’s preferred stock may not have the amount of liquidity they desire or the ability to sell the RP and APS at par.

     The RP and APS are redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share for each share of RP and $25,000 per share for each share of APS, plus accumulated and unpaid dividends in each case. The Fund is required to maintain certain asset coverage with respect to the RP and APS, and the RP and APS are subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain; therefore, the RP is classified as a liability on the statement of assets and liabilities and the related dividends as interest expense on the statement of operations. The mandatory redemption dates are as follows: Series D — December 22, 2021; and Series E — December 11, 2024.

     In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share and the holders of the APS are entitled to 1/4 vote per share. Since each share of APS represents a liquidation preference of $25,000, and each share of RP represents a liquidation preference of $100,000 per share, the allocation of 1/4 vote per share to the APS gives all holders of preferred stock equal voting power per dollar of liquidation preference. The holders of the RP and APS, voting together as a class, are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and APS and the Common Stock.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2010

(6) INVESTMENT TRANSACTIONS:

     For the year ended December 31, 2010 purchases and sales of investment securities (excluding short-term securities) were $523,911,697 and $579,406,467 respectively.

(7) BORROWINGS:

     On March 9, 2009, the Fund entered into a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $1,000,000,000 for the purpose of redeeming shares of preferred stock. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). Interest is charged at 3 month LIBOR (London Inter-bank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance (the commitment fee). The Fund also incurred a one time arrangement fee that was paid in six equal installments based on a percentage of the total borrowing limit. Total commitment fees paid for the year ended December 31, 2010 were $4,055,555 and are included in interest expense and fees on the Statement of Operations. The Bank has the ability to require repayment of outstanding borrowings under the Facility upon six months notice or following an event of default. For the year ended December 31, 2010, the average daily borrowings under the Facility and the weighted daily average interest rate were $600,000,000 and 1.44%, respectively. As of December 31, 2010, the amount of such outstanding borrowings was $600,000,000. The interest rate applicable to the borrowing on December 31, 2010 was 1.40%. The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The Fund can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. At December 31, 2010, Hypothecated Securities under the Facility had a market value of $1,312,370,469 and Rehypothecated Securities had a market value of $593,411,590.

Information about Directors and Officers of the Fund—(unaudited)

     Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Genetski and Ms. Lampton, who are elected by the holders of the Fund’s preferred stock. All of the current directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of the Adviser. The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus Investment Partners, Inc.

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director

Independent Directors

Stewart E. Conner	Director	Term	Attorney, Wyatt Tarrant & Combs	3
c/o Duff & Phelps		expires	LLP since 1966 (Chairman, Executive
Investment		2012;	Committee 2000–2004, Managing
Management Co.		Director	Partner 1988–2000)
200 South Wacker Drive,		since 2004
Suite 500
Chicago, IL 60606
Age: 69

Robert J. Genetski	Director	Term	President, Robert Genetski &	3
c/o Duff & Phelps		expires	Associates, Inc. (economic and
Investment		2013;	financial consulting firm) since 1991;
Management Co.		Director	Senior Managing Director, Chicago
200 South Wacker Drive,		since 2001	Capital Inc. (financial services firm)
Suite 500			1995–2001; former Senior Vice
Chicago, IL 60606			President and Chief Economist, Harris
Age: 68			Trust & Savings Bank, author of
several books; regular contributor to
the Nikkei Financial Daily

Nancy Lampton	Director	Term	Vice Chairman of the Board of the	3	Director, Constellation
c/o Duff & Phelps	and Vice	expires	Fund since February 2006, DTF Tax-		Energy Group, Inc.
Investment	Chairman	2012;	Free Income Inc. (“DTF”) since May		(public utility holding
Management Co.	of the	Director	2007 and Duff & Phelps Utility and		company); Advisory
200 South Wacker Drive,	Board	since 1994	Corporate Bond Trust Inc. (“DUC”)		Board Member,
Suite 500			since May 2007; Chairman and Chief		CanAlaska Uraniuim
Chicago, IL 60606			Executive Officer, Hardscuffle Inc.		Ltd.
Age: 68			(insurance holding company) since
January 2000; Chairman and Chief
Executive Officer, American Life and
Accident Insurance Company of
Kentucky since 1971

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director

Philip R. McLoughlin	Director	Term	Partner, CrossPond Partners, LLC	55	Director, The World
c/o Duff & Phelps		expires	(investment management consultant)		Trust Fund (closed-
Investment		2013;	since 2006; Managing Director,		end fund) since 1991
Management Co.		Director	SeaCap Partners LLC (strategic		(Chairman since
200 South Wacker Drive,		since 2009	advisory firm) 2009–2010; Private		2010); Director, Argo
Suite 500			investor 2004–2006; Consultant to		Group International
Chicago, IL 60606			Phoenix Investment Partners, Ltd.		Holdings, Ltd.
Age: 64			(“PXP”) 2002–2004; Chief Executive		(insurance holding
			Officer of PXP, 1995–2002 (Chairman		company, formerly
			1997–2002, Director 1995–2002);		known as PXRE
			Executive Vice President and Chief		Group Ltd.)
			Investment Officer, The Phoenix		1999–2009
Companies, Inc. 2000–2002

Geraldine M. McNamara	Director	Term	Private investor since July 2006;	47
c/o Duff & Phelps		expires	Managing Director, U.S. Trust
Investment		2011;	Company of New York
Management Co.		Director	1982–July 2006
200 South Wacker Drive,		since 2009
Suite 500
Chicago, IL 60606
Age: 59

Eileen A. Moran	Director	Term	President and Chief Executive Officer,	3
c/o Duff & Phelps		expires	PSEG Resources L.L.C. (investment
Investment		2012;	company) since 1990
Management Co.		Director
200 South Wacker Drive,		since 2008
Suite 500
Chicago, IL 60606
Age: 56

Christian H. Poindexter	Director	Term	Retired Executive Committee	3	Director, The
c/o Duff & Phelps		expires	Chairman, Constellation Energy		Baltimore Life
Investment		2011;	Group, Inc. (public utility holding		Insurance Company
Management Co.		Director	company) since March 2003
200 South Wacker Drive,		since 2003	(Executive Committee Chairman, July
Suite 500			2002–March 2003; Chairman of the
Chicago, IL 60606			Board, April 1999–July 2002; Chief
Age 72			Executive Officer, April
1999–October 2001; President, April
1999–October 2000); Chairman,
Baltimore Gas and Electric Company,
January 1993–July 2002 (Chief
Executive Officer January 1993–July
2000; President, March 1998–October
2000; Director, 1988–2003)

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director

Carl F. Pollard	Director	Term	Owner, Hermitage Farm LLC	3	Chairman of the
c/o Duff & Phelps		expires	(thoroughbred breeding) since		Board and Director,
Investment		2011;	January 1995; Chairman, Columbia		Churchill Downs
Management Co.		Director	Healthcare Corporation 1993–1994;		Incorporated
200 South Wacker Drive,		since 2002	Chairman and Chief Executive
Suite 500			Officer, Galen Health Care, Inc.
Chicago, IL 60606			March–August 1993; President and
Age: 72			Chief Operating Officer, Humana Inc.
1991–1993 (previously Senior
Executive Vice President, Executive
Vice President and Chief Financial
Officer)

David J. Vitale	Director	Term	Chairman of the Board of the Fund,	3	Director, UAL
c/o Duff & Phelps	and	expires	DTF and DUC since May 2009;		Corporation (airline
Investment	Chairman	2012;	Executive Chairman, Urban		holding company),
Management Co.	of the	Director	Partnership Bank since August 2010;		Urban Partnership
200 South Wacker Drive,	Board	since 2000	Private investor, December		Bank, Alion Science
Suite 500			2008–August 2010; Senior Advisor to		and Technology
Chicago, IL 60606			the CEO, Chicago Public Schools		Corporation, ISO
Age: 64			April 2007–December 2008; Chief		New England Inc.
			Administrative Officer, Chicago		(not for profit
			Public Schools April 2003–April		independent system
			2007; Private investor November		operator of New
			2002–April 2003; President and Chief		England’s electricity
			Executive Officer, Board of Trade of		supply), Ariel Capital
			the City of Chicago, Inc. March		Management, LLC
			2001–November 2002; Private		and Wheels, Inc.
			investor 1999–2001; Vice Chairman		(automobile fleet
			and Director, Bank One Corporation,		management)
1998–1999; Vice Chairman and
Director, First Chicago NBD
Corporation, and President, The First
National Bank of Chicago,
1995–1998; Vice Chairman, First
Chicago Corporation and The First
National Bank of Chicago,
1993–1998 (Director, 1992–1998;
Executive Vice President, 1986–1993)

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director

Interested Director

Nathan I. Partain, CFA	Director	Term	President and Chief Executive Officer	3	Director, Otter Tail
Duff & Phelps		expires	of the Fund since February 2001		Corporation (manages
Investment		2013;	(Chief Investment Officer since April		diversified operations
Management Co.		Director	1998; Executive Vice President, April		in the electric,
200 South Wacker Drive,		since 2007	1998–February 2001; Senior Vice		plastics,
Suite 500			President, January 1997–April 1998);		manufacturing, health
Chicago, IL 60606			President and Chief Executive Officer		services, food
Age: 54			of DTF and DUC since 2004;		ingredient processing
			President and Chief Investment Officer		and other business
			of the Adviser since April 2005		operations sectors)
(Executive Vice President 1997–2005);
Director of Utility Research, Duff &
Phelps Investment Research Co.
1989–1996 (Director of Equity
Research, 1993–1996 and Director
of Fixed Income Research, 1993)

Officers of the Fund

     The officers of the Fund are elected at the annual meeting of the board of directors of the Fund. The officers receive no compensation from the Fund, but are also officers of the Fund’s investment adviser or the Fund’s administrator and receive compensation in such capacities. Information about Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided above under the caption “Interested Director”.

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

T. Brooks Beittel, CFA	Secretary and Senior Vice	Executive Vice President and Assistant Chief Investment
Duff & Phelps Investment	President since 1995 (Treasurer	Officer of the Adviser since 2008 (Senior Vice
Management Co.	1995–2002)	President 1993–2008,Vice President 1987–1993)
200 South Wacker Drive,
Suite 500
Chicago, IL 60606
Age: 60

Joseph C. Curry, Jr.	Treasurer since 2002; Senior Vice	Senior Vice President, J.J.B. Hilliard, W.L. Lyons, LLC
Hilliard Lyons Investment	President (Vice President	since 1994 (Vice President 1982–1994); President,
Management	1988–2006)	Hilliard-Lyons Government Fund, Inc. 1986–2010;
500 West Jefferson Street		Vice President and Assistant Treasurer, Senbanc Fund
Louisville, KY 40202		since 1999
Age: 66

Alan M. Meder, CFA, CPA	Assistant Treasurer since 2010	Senior Vice President of the Adviser since 1994
Duff & Phelps Investment
Management Co.
200 South Wacker Drive,
Suite 500
Chicago, IL 60606
Age: 51

Joyce B. Riegel	Chief Compliance Officer since	Senior Vice President and Chief Compliance Officer of
Duff & Phelps Investment	2004	the Adviser since 2004 (Vice President and Compliance
Management Co.		Officer 2002–2004); Vice President and Chief
200 South Wacker Drive,		Compliance Officer, Stein Roe Investment Counsel
Suite 500		LLC 2001–2002
Chicago, IL 60606
Age: 56

Dianna P. Wengler	Vice President since 2006	Vice President, J.J.B. Hilliard, W.L. Lyons, LLC since
Hilliard Lyons Investment	(Assistant Vice President	1990; Treasurer, Hilliard-Lyons Government Fund, Inc.
Management	2004–2006); Assistant Secretary	1988–2010 (Vice President 1985–2010)
500 West Jefferson Street	since 1988
Louisville, KY 40202
Age: 50

Information about Proxy Voting by the Fund—(unaudited)

     The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website http://www.dnpselectincome.com or on the SEC’s website http://www.sec.gov.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at http://www.dnpselectincome.com or on the SEC’s website at http://www.sec.gov.

Information about the Fund’s Portfolio Holdings—(unaudited)

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at http://www.dnpselectincome.com.

Tax Information—(unaudited)

     For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2010. The Fund intends to designate up to a maximum of $68,006,744 as qualifying for the dividends received deduction for corporate shareholders. The Fund designated and paid $27,221,564 as return of capital distribution. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $83,414,386 as taxed at the maximum of 15%. In February, the Fund provides tax information to shareholders for the preceding calendar year. A copy of the Fund’s Tax Information Letter for 2010 is available on its website at http://www.dnpselectincome.com.

Board of Directors

DAVID J. VITALE
Chairman

NANCY LAMPTON
Vice Chairperson

STEWART E. CONNER

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

DNP Select
Income Fund Inc.

Common stock listed on the New York
Stock Exchange under the symbol DNP

200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
(312) 368-5510

Shareholder inquiries please contact:

Transfer Agent,
Dividend Disbursing
Agent and Custodian

BNY Mellon
Shareowner Services
480 Washington Blvd.
Jersey City, New Jersey 07310
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
(312) 368-5510

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer Brown LLP
71 South Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP
155 North Wacker Drive
Chicago, Illinois 60606
Officers

NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and
Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President and Secretary

JOSEPH C. CURRY, JR.
Senior Vice President and Treasurer

DIANNA P. WENGLER
Vice President and Assistant Secretary

ALAN M. MEDER, CFA, CPA
Assistant Treasurer and Assistant Secretary

JOYCE B. RIEGEL
Chief Compliance Officer

ITEM 2.	CODE OF ETHICS.

     As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

     The text of the registrant’s Code of Ethics is posted on the registrant’s web site at http://www.dnpselectincome.com. In the event that the registrant makes any amendment to or grants any waiver from the provisions of its Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

     The registrant’s board of directors has determined that two members of its audit committee, Philip R. McLoughlin and Carl F. Pollard, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The information required by this Item is incorporated by reference from the section captioned “Audit and Non-Audit Fees” in the registrant’s definitive proxy statement to be filed within 120 days after the end of the fiscal year covered by this report.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the committee are Robert J. Genetski, Philip R. McLoughlin and Carl F. Pollard.

ITEM 6.	INVESTMENTS A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

DNP SELECT INCOME FUND INC.
PROXY VOTING POLICIES AND PROCEDURES
Adopted May 13, 2003 and Amended May 11, 2007

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

	A.	“Adviser” refers to Duff & Phelps Investment Management Co.

	B.	“Adviser’s Act” refers to the Investment Adviser’s Act of 1940, as amended.

C.

“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

	E.	“executive compensation matters” refers to stock option plans and other executive compensation issues.

	F.	“Fund” refers to DNP Select Income Fund Inc.

	G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

	H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.

“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

	J.	“social issues” refers to social, political and environmental issues.

	K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	General policy. It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

III.	Factors to consider when voting.

	A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.

In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

E.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

F.

In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

G.

The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

A.

In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.

The Adviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund. The Adviser shall be responsible for the ensuring that any such Delegate is informed of and complies with these Policies and Procedures.

C.

In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.

No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V.	Conflicts of interest

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.

The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.

A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.

In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.

The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.

The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay thecosts associated with any filings required under the Investment Company Act.

	E.	In performing its duties hereunder, any Delegate may engage the services of a researchand/or voting adviser, the cost of which shall be borne by such Delegate.

	F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In this Item, the term “Fund” refers to the registrant, DNP Select Income Fund Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective areas of responsibility and expertise, as of March 3, 2011, are as follows:

Nathan I. Partain, CFA, has led the Fund’s portfolio management team since 1998 and has served on the Fund’s portfolio management team since 1996. He has been President, Chief Executive Officer and Chief Investment Officer of the Fund since February 2001 (Executive Vice President and Chief Investment Officer from 1998 to 2001). Mr. Partain has been President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President from 1997 to 2005), President and Chief Executive Officer of DTF Tax-Free Income Inc. (“DTF”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”), two other closed-end utilities oriented funds, since February 2004. Mr. Partain has final investment authority with respect to the Fund’s entire investment portfolio. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility. He is also a director of Otter Tail Corporation (since 1993).

T. Brooks Beittel, CFA, has served on the Fund’s portfolio management team and has been Secretary and a Senior Vice President of the Fund since January 1995 (Treasurer from January 1995 to September 2002). He has been Executive Vice President and Assistant Chief Investment Officer of the Adviser since March 2008 (Senior Vice President from 1993 to 2008 and Vice President from 1987 to 1993) and Secretary of DTF and DUC since May 2005. He is also a member of the portfolio management teams of DUC and the Virtus Global Infrastructure Fund. Mr. Beittel concentrates his research on fixed-income securities and has investment authority with respect to the Fund’s fixed-income portfolio. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility.

Geoffrey P. Dybas, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Adviser since March 2004 (Vice President from 1998 to 2004). Mr. Dybas concentrates his research on REIT securities and has investment authority with respect to the Fund’s REIT portfolio. He is also the Global Team Head and senior portfolio manager for all REIT products managed by the Adviser. These products include the Virtus Real Estate Securities Fund, the VIT Real Estate Securities Series annuity product, Virtus International Real Estate Securities Fund, Virtus Global Real Estate Securities Fund, the Duff & Phelps Real Estate Securities Trust and various institutional separate accounts. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

Deborah A. Jansen, CFA, has served on the Fund’s portfolio management team and has been a Senior Vice President of the Adviser since January 2001. Ms. Jansen concentrates her research on the global electric and natural gas industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. Prior to joining the Adviser in 2001, Ms. Jansen was a Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe and Farnham, Inc. from 1996 to 2000.

Connie M. Luecke, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Adviser since January 1998 (Managing Director from 1996 to 1998). She is also the co-portfolio manager of the Virtus Global Infrastructure Fund. Ms. Luecke concentrates her research on the global telecommunications industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. She joined the Duff & Phelps organization in 1992 and has served since then in positions of increasing responsibility.

Daniel J. Petrisko, CFA, has served on the Fund’s portfolio management team since 2004 and has been a Senior Vice President of the Adviser since 1997 (Vice President from 1995 to 1997). He has been Chief Investment Officer of DUC, another closed-end utilities oriented fund, since February 2004 (Portfolio Manager from 2002 to 2004, Vice President since 2000). Mr. Petrisko assists Mr. Beittel with respect to the management of the Fund’s fixed-income portfolio. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

Randle L. Smith, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Adviser since January 1998 (Managing Director from 1996 to 1998). He is also the co-portfolio manager of the Virtus Global Infrastructure Fund. Mr. Smith concentrates his research on the global electric and natural gas industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. He joined the Duff & Phelps organization in 1990 and has served since then in positions of increasing responsibility.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of December 31, 2010 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for certain other accounts. As of December 31, 2010, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)

Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Nathan I. Partain	0	$ —	0	—	0	—
T. Brooks Beittel	2	$ 579.5	0	—	0	—
Geoffrey P. Dybas	5	$1,198.6	1	$35.1	11	$ 260.4
Deborah A. Jansen	0	$ —	0	—	0	—
Connie M. Luecke	1	$ 69.6	0	—	0	—
Daniel J. Petrisko	1	$ 509.9	0	—	9	$2,084.8
Randle L. Smith	1	$ 69.6	0	—	0	—

(1)	Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2)

Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of December 31, 2010, of the Fund’s portfolio managers.

The Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus and its affiliated investment management firms, including the Adviser, believe that their compensation programs are adequate and competitive to attract and retain high-caliber investment professionals.

The Fund’s portfolio managers receive a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting and options, subject to Virtus board approval, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.

Base Salary: Each portfolio manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of an investment industry compensation survey conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus: Incentive bonus compensation of the Funds’ portfolio managers is currently comprised of two main components:

First, 70% of the incentive bonus is based on: (i) the pre-tax performance of the Funds, as measured by earnings per share and total return over a one-year period; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the Adviser’s team. It is intentional that the performance portion (i) of portfolio managers’ incentive bonus compensation is not based on the value of assets held in the Funds’ portfolio (except to the extent that the level of assets in the Funds’ portfolio affects the advisory fee received by the Adviser and, thus indirectly, the profitability of the Funds). Instead, the incentive bonus for portfolio managers is based upon performance relative to peers, with further consideration given to the investment risk undertaken by the manager. Specifically, investment personnel are rewarded for managing within the Funds’ stated framework and appropriate risk parameters. The intent is to discourage portfolio managers from taking on unnecessary risk to chase performance or assets for personal gain and to ensure that managers remain focused on managing and acquiring securities that correspond to the Funds’ mandate and risk profile.

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include adjusted EBITDA, gross inflows, and product investment performance. A portion of the total incentive bonus can be paid in restricted stock units (“RSU”) of Virtus that vest over three years.

Other Benefits: Portfolio managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs and options in Virtus stock.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of December 31, 2010, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
T. Brooks Beittel	$10,001-$50,000
Geoffrey P. Dybas	None
Deborah A. Jansen	None
Connie M. Luecke	$10,001-$50,000
Nathan I. Partain	$100,001-$500,000
Daniel J. Petrisko	None
Randle L. Smith	$50,001-$100,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 5, 2010) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)       The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)       There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)*	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer
Date	March 11, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer
Date	March 11, 2011

By (Signature and Title)*	/s/ ALAN M. MEDER

Alan M. Meder
Treasurer (principal financial officer) and Assistant Secretary
Date	March 11, 2011

* Print the name and title of each signing officer under his or her signature.